SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                AMENDMENT NO. 1

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                               March 13, 2001
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

        333-56575                                     13-3375162
        (Commission File                              (IRS Employer
        Number)                                       Identification No.)

                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000

             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated March 13, 2001 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MORGAN STANLEY AIRCRAFT FINANCE


Date:    March 13, 2001                  By: /s/ Alexander Frank
                                               ---------------------------------
                                                    Signatory Trustee

                                 EXHIBIT INDEX


Exhibit A        -     Report to Noteholders